EX-28.j

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A Nationwide Variable Insurance Trust of our reports dated February 17, 2022, relating to the financial statements and financial highlights, which appear in NVIT AllianzGI International Growth Fund, NVIT Allspring Discovery Fund, NVIT American Funds Asset Allocation Fund, NVIT American Funds Bond Fund, NVIT American Funds Global Growth Fund, NVIT American Funds Growth Fund, NVIT American Funds Growth-Income Fund, NVIT Amundi Multi Sector Bond Fund, NVIT AQR Large Cap Defensive Style Fund, NVIT BlackRock Equity Dividend Fund, NVIT Blackrock Managed Global Allocation Fund, NVIT BlueprintSM Aggressive Fund, NVIT BlueprintSM Balanced Fund, NVIT BlueprintSM Capital Appreciation Fund, NVIT BlueprintSM Conservative Fund, NVIT BlueprintSM Managed Growth & Income Fund, NVIT BlueprintSM Managed Growth Fund, NVIT BlueprintSM Moderate Fund, NVIT BlueprintSM Moderately Aggressive Fund, NVIT BlueprintSM Moderately Conservative Fund, NVIT BNY Mellon Core Plus Bond Fund, NVIT BNY Mellon Dynamic U.S. Core Fund, NVIT BNY Mellon Dynamic U.S. Equity Income Fund, NVIT BNY Mellon Sustainable U.S. Equity Fund, NVIT Bond Index Fund, NVIT Columbia Overseas Value Fund, NVIT Core Bond Fund, NVIT DoubleLine Total Return Tactical Fund, NVIT Emerging Markets Fund, NVIT Federated High Income Bond Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund, NVIT International Equity Fund, NVIT International Index Fund, NVIT iShares® Fixed Income ETF Fund, NVIT iShares® Global Equity ETF Fund, NVIT J.P. Morgan U.S. Equity Fund, NVIT Investor Destinations Aggressive Fund, NVIT Investor Destinations Balanced Fund, NVIT Investor Destinations Capital Appreciation Fund, NVIT Investor Destinations Conservative Fund, NVIT Investor Destinations Managed Growth Fund, NVIT Investor Destinations Managed Growth & Income Fund, NVIT Investor Destinations Moderate Fund, NVIT Investor Destinations Moderately Aggressive Fund, NVIT Investor Destinations Moderately Conservative Fund, NVIT Jacobs Levy Large Cap Growth Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Managed American Funds Growth-Income Fund, NVIT Mid Cap Index Fund, NVIT JP Morgan MozaicSM Multi-Asset Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, NVIT Multi-Manager Small Company Fund, NVIT Neuberger Berman Multi Cap Opportunities Fund, NVIT Real Estate Fund, NVIT S&P 500 Index Fund, NVIT Short Term Bond Fund and NVIT Small Cap Index Funds’ Annual Reports on Form N-CSR for the year ended December 31, 2021. We also consent to the references to us under the headings Independent Registered Public Accounting Firm and Financial Highlights in such Registration Statement.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

April 19, 2022